                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant   [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]      Definitive proxy statement.
[ ]      Definitive additional materials.
[ ]      Soliciting material pursuant to Rule 14a-11 or Rule 14a-12.

FPIC INSURANCE GROUP, INC.
(Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:
                                                                     ---------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -----------

(4)     Proposed maximum aggregate value of transaction:
                                                        ----------------------

(5)     Total fee paid:
                       -------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:
                                ----------------------------------------------

(2)      Form, Schedule or Registration Statement No.:
                                                      ------------------------

(3)      Filing Party:
                      --------------------------------------------------------

(4)      Date Filed:
                      --------------------------------------------------------

                           FPIC INSURANCE GROUP, INC.
                        1000 RIVERSIDE AVENUE, SUITE 800
                          JACKSONVILLE, FLORIDA  32204

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

TO THE SHAREHOLDERS OF FPIC INSURANCE GROUP, INC.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of FPIC Insurance Group, Inc., a Florida corporation (the "Company"), will be held at the executive offices of the Company, 1000 Riverside Avenue, Suite 800, Jacksonville, Florida 32204, on June 8, 1999, at 10:00 a.m., local time, for the following purposes:

         1.  To elect five Directors to serve until their terms expire.

         2. To approve an amendment to the Company's Restated Articles of Incorporation.

         3.  To approve amendments to the Director Stock Option Plan.

         4.  To approve amendments to the Omnibus Incentive Plan.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The close of business on April 15, 1999, has been fixed by the Board of Directors of the Company as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may insure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.

                                                            By Order of the Board of Directors

                                                            /s/ Charles W. Emanuel
                                                            ------------------------------------------
                                                            Charles W. Emanuel
                                                            Vice President and Secretary
May 7, 1999

                           FPIC INSURANCE GROUP, INC.
                        1000 RIVERSIDE AVENUE, SUITE 800
                          JACKSONVILLE, FLORIDA  32204

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1999

                              GENERAL INFORMATION

         The Board of Directors of FPIC Insurance Group, Inc. (the "Company") solicits your proxy for use at the 1999 Annual Meeting of Shareholders to be held on Wednesday, June 8, 1999 at 10:00 a.m., local time, and any adjournments thereof, at the Company's principal offices, 1000 Riverside Avenue, Suite 800, Jacksonville, Florida 32204. A form of proxy is enclosed.

         The Annual Report of the Company to its shareholders for the 1998 fiscal year and this proxy statement are being distributed on or about May 7, 1999 to shareholders entitled to vote.

                               VOTING PROCEDURES

         Record Date. Only holders of record of the Company's issued and outstanding shares of common stock at the close of business on April 15, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote, in person or by proxy, for each share held on the Record Date. At the close of business on the Record Date, there were 9,807,197 shares of common stock of the Company outstanding.

         Voting of Proxies. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of Directors to serve until the 2002 Annual Meeting of Shareholders, in voting by proxy, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to the amendments to the Restated Articles of Incorporation, the Director Stock Option Plan and the Omnibus Incentive Plan, shareholders may vote for, against or abstain from voting on such proposals. Shareholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, FOR the amendments to the Restated Articles of Incorporation, FOR the amendments to the Director Stock Option Plan and FOR the amendments to the Omnibus Incentive Plan.

         Revocation of Proxies. Any shareholder who executes and delivers a proxy may revoke the authority granted thereunder at any time prior to its use by giving written notice of such revocation to the Secretary of the Company, or by executing and delivering a proxy bearing a later date. A shareholder may also revoke a proxy by attending and voting in person at the Annual Meeting.

         Vote Required for Approval. Directors will be elected by a plurality of the votes cast by the shareholders voting in person or by proxy at the Annual Meeting. A majority of the Company's outstanding shares of common stock will be necessary to approve the amendments to the Restated Articles of Incorporation. A majority of the votes cast by the shareholders voting in person or by proxy at the Annual Meeting will be necessary to approve the amendments to the Director Stock Option Plan and the Omnibus Incentive Plan. Abstentions and broker non-votes will have the same effect as negative votes on the amendments to the Restated Articles of Incorporation. Abstentions and broker non-votes will have no effect on the outcome of the other votes. A broker non-vote generally occurs when a broker who holds shares in street-name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. With respect to any further business of a routine nature that is properly presented, abstentions and broker non-votes will have no effect.

                             ELECTION OF DIRECTORS

         The Company has a staggered Board of Directors with three classes of directors that serve for terms of three years. The Board of Directors currently consists of 14 persons. The Company's articles of incorporation provide that the number of directors may be determined from time to time by resolution adopted by the affirmative vote of at least 75% of the entire Board of Directors. This number and its determination is exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes. No such Preferred Stock is outstanding. The Company's bylaws provide that the Company's President will always be nominated by the Board of Directors for election to the Board of Directors whenever the President's term as a director expires or whenever the President is not a director.

         Members of the Board of Directors are required to be between 18 and 70 years of age; provided that (i) any director who is elected prior to becoming 70 years of age may complete his then current term as a director and (ii) any director serving as of January 10, 1998 who as of such date was older than 70 years of age or who has or will become older than 70 years of age during his then current term as a director will be eligible to serve one additional term as a director for the term commencing upon the termination of his then current term.

         At the Annual Meeting, five directors are to be elected to hold office until the 2002 Annual Meeting of Shareholders or until their successors are elected and qualified. The persons designated as nominees for election as directors are Gaston J. Acosta-Rua, M.D., Curtis E. Gause, D.D.S., Guy T. Selander, M.D., David M. Shapiro, M.D., and James G. White, M.D. Each of such nominees is currently a director of the Company.

         If, for any reason, any of the nominees is not a candidate when the election occurs, the enclosed Proxy may be voted for a substitute nominee. The Board of Directors does not anticipate that any nominee will not be a candidate. Further information regarding the nominees and the other directors is set forth below.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

                BOARD OF DIRECTORS OF FPIC INSURANCE GROUP, INC.

NOMINEES FOR TERMS EXPIRING IN 2002

         GASTON J. ACOSTA-RUA, M.D., 61, is a neurosurgeon engaged in private practice in Jacksonville, Florida. Dr. Acosta-Rua has practiced medicine since 1971. Dr. Acosta-Rua has served as a director of the Company since its formation in 1996 and as Chairman of the Board from 1996 to 1997. Dr. Acosta-Rua has served as a director of the Company's subsidiary, Florida Physicians Insurance Company, Inc. ("FPIC"), since 1986 and served as Chairman of FPIC's Board of Directors from 1994 to 1997.

         CURTIS E. GAUSE, D.D.S., 74, is a retired dentist who is President-Emeritus and a consultant for a dental center in St. Petersburg, Florida. Dr. Gause practiced dentistry from 1954 to 1992. Dr. Gause, a Past-President of the Florida Dental Association (the "FDA"), has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1993.

         GUY T. SELANDER, M.D., 63, is a family physician engaged in private practice in Jacksonville, Florida. Dr. Selander has practiced medicine since 1964. Dr. Selander is a Past-President of the Florida Medical Association ("FMA") and has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1989. Dr. Selander is currently Vice-Chairman of the Board of Directors for both the Company and FPIC.

         DAVID M. SHAPIRO, M.D., 45, is engaged in the private practice of anesthesiology in Ft. Myers, Florida. Dr. Shapiro has practiced medicine since 1986. Dr. Shapiro has served as a director of the Company and FPIC since 1996.

         JAMES G. WHITE, M.D., 66, is engaged in the private practice of pediatric medicine in Ormond Beach, Florida. Dr. White has practiced medicine since 1966. Dr. White is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1986. Dr. White is currently Chairman of the Board of Directors for both the Company and FPIC.

INCUMBENT DIRECTORS WHOSE TERMS EXPIRE IN 2000

         RICHARD J. BAGBY, M.D., 58, is engaged in the private practice of diagnostic radiology in Orlando, Florida. Dr. Bagby has practiced medicine since 1972. Dr. Bagby is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1993.

         ROBERT O. BARATTA, M.D., 58, is engaged in the private practice of ophthalmology in Stuart, Florida. Dr. Baratta has practiced medicine since 1973. He has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1993.

         LOUIS C. MURRAY, M.D., 74, is a family physician engaged in private practice in Orlando, Florida. Dr. Murray has practiced medicine since 1954. Dr. Murray is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1988.

         WILLIAM R. RUSSELL, 52, is the President and Chief Executive Officer of the Company. Mr. Russell has served as President, Chief Executive Officer and as a director of the Company since its formation in 1996. He has served as a director of FPIC since 1990. Mr. Russell also served as President and Chief Executive Officer of FPIC from 1990 to 1999.

INCUMBENT DIRECTORS WHOSE TERMS EXPIRE IN 2001

         JAMES W. BRIDGES, M.D., 64, is engaged in the private practice of obstetrics and gynecology in Miami, Florida. Dr. Bridges has practiced medicine since 1967. Dr. Bridges has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1985.

         D. L. VAN ELDIK, M.D., 70, is a retired family physician who formerly practiced in Lake Worth, Florida. Dr. Van Eldik practiced medicine from 1957 to 1998. Dr. Van Eldik is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1988.

         J. STEWART HAGEN, M.D., 67, is a retired general surgeon who formerly practiced in Ft. Myers, Florida. Dr. Hagen practiced medicine from 1965 to 1996. Dr. Hagen has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1988.

         FRANK MOYA, M.D., 70 is a retired anesthesiologist who formerly practiced in Miami, Florida. Dr. Moya practiced medicine from 1953 to 1997. Dr. Moya is a Co-Founder, Chairman of the Board of Directors and Chief Executive Officer of Anesthesiologists' Professional Assurance Company, a wholly owned subsidiary of the Company. Dr. Moya is a former Dean of the University of Miami School of Medicine and Chairman of the Department of Anesthesiology. Dr. Moya has served as a director of the Company and FPIC since 1998.

         HENRY M. YONGE, M.D., 78, is a retired physician who specialized in internal medicine and formerly practiced in Pensacola, Florida. Dr. Yonge practiced medicine from 1952 to 1999. Dr. Yonge has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1985. Dr. Yonge served as Chairman of FPIC's Board of Directors from 1988 to 1991.

                PRINCIPAL SHAREHOLDERS AND SECURITIES OWNERSHIP
                                 OF MANAGEMENT

         According to the Company's stock transfer records, as of March 31, 1999, no shareholder owns five percent (5%) or more of the Company's outstanding shares of common stock.

         The following table sets forth the beneficial ownership of the Company's common stock, including stock options that have vested or are exercisable within 60 days of March 31, 1999, by each of the directors and nominees, each of the executive officers named in the Summary Compensation Table and all of the Company's directors and executive officers as a group as of March 31, 1999.

                                                  SHARES                             PERCENT OF
    NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED                       OWNERSHIP(1)
    ------------------------               ------------------                       ------------
    Gaston J. Acosta-Rua, M.D.                    26,233(2)                                *
    Richard J. Bagby, M.D.                        46,583(3)                                *
    Robert O. Baratta, M.D.                       38,699                                   *
    James W. Bridges, M.D.                        22,333                                   *
    Ray A. Carey                                  30,627(4)                                *
    Robert B. Finch                              163,208(5)                              1.7
    Curtis E. Gause, D.D.S.                        5,333                                   *
    J. Stewart Hagen, M.D.                        24,000                                   *
    Frank Moya, M.D.                             288,816(6)                              2.9
    Louis C. Murray, M.D.                         26,033                                   *
    Steven M. Rosenbloom                         110,238(7)                              1.1
    William R. Russell                           152,834(8)                              1.6
    Guy T. Selander, M.D.                         20,633                                   *
    David M. Shapiro, M.D.                        20,833                                   *
    Steven R. Smith                              144,537(9)                              1.5
    D.L. Van Eldik, M.D.                           5,333                                   *
    James G. White, M.D.                          20,383                                   *
    Henry M. Yonge, M.D.                           6,767                                   *
    Directors and Executive                    1,281,105(10)                            13.1
      Officers as a Group (24
      Persons)

    *      Less than 1.0% of the Company's outstanding common stock.

    (1) Based on an aggregate of (i) the number of shares of the Company's common stock outstanding at March 31, 1999 and (ii) options vested as of March 31, 1999 or that are exercisable within 60 days as of March 31, 1999.

    (2) Dr. Acosta-Rua disclaims beneficial ownership of 1,000 of these shares, which are owned by his wife.

    (3) Includes 23,250 shares owned by Morgan, Hiatt, Hines, Culbert and March P.A., of which Dr. Bagby is a member.

    (4) Includes 627 shares held by the Company's 401(k) plan, which are voted by the trustees of the plan.

    (5) Includes 77,552 shares held by all employees in the Company's 401(k) plan, which are voted by Mr. Finch as a trustee of the plan and of which 15,467 shares are held in the plan in Mr. Finch's name.

    (6) Includes 263,816 shares held by APAA Liquidating Trust, of which Dr. Moya is a trustee and 3,000 shares held by American Professional Assurance Ltd. of which Dr. Moya is Chairman of the Board of Directors.

    (7) Includes 4,718 shares held in the Company's 401(k) plan, which are voted by the trustees of the plan. Mr. Rosenbloom also disclaims beneficial ownership of 1,855 of these shares, which are owned by his wife.

    (8) Includes 10,262 shares held in the Company's 401(k) plan, which are voted by the trustees of the plan.

    (9) Includes 22,913 shares held in the Company's 401(k) plan, which are voted by the trustees. Mr. Smith disclaims beneficial ownership of 600 of these shares, which are owned by his wife.

    (10) Includes 77,552 shares held by all employees in the Company's 401(k) plan, which are voted by the trustees of the plan and of which an aggregate of 68,143 shares are held in the plan in the name of certain of the Company's executive officers. Also includes disclaimed beneficial ownership of 3,481 of these shares, which are owned by relatives of directors and executive officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's common stock, to file reports of ownership and changes in ownership with the SEC and the NASDAQ National Market. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on representations from certain reporting persons, the Company believes that three individuals did not file all reports timely. Mr. Rosenbloom did not timely file a report on Form 4 with regard to the sale of shares in his individual retirement account. Each of Drs. Acosta-Rua and Selander did not file a timely report on Form 5 with regard to a gift of shares.

                       MEETINGS OF THE BOARD OF DIRECTORS

         During 1998, the Board of Directors held six meetings. All current Directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

         The Executive Committee of the Board of Directors is composed of Mr. Russell and Drs. Bagby, Baratta, Selander and White. This committee may exercise the powers of the Board of Directors whenever the Chairman of the Company's Board of Directors has determined that it is not practical for the full Board of Directors to meet and action is required to be taken on matters that the Chairman determines to be of an urgent nature. The Executive Committee met two times during 1998.

         The Nominating Committee of the Board of Directors is composed of Drs. Baratta, Murray, Selander, White and Yonge. This committee recommends qualified candidates to fill vacancies on the Board of Directors. Pursuant to the Company's Bylaws, the Nominating Committee is not required to consider nominees recommended by shareholders. The Nominating Committee met one time during 1998.

         The Compensation Committee of the Board of Directors is composed of Drs. Selander, Bagby, Moya, Shapiro and White. This committee determines and reviews the compensation of the Company's executive officers and directors and administers the Company's stock option and benefit plans. The Compensation Committee met one time during 1998.

         The Audit Committee of the Board of Directors is composed of Drs. Acosta-Rua, Bridges, Gause, Hagen and Van Eldik. This committee recommends selection of the Company's independent accountants to audit the Company's consolidated financial statements and to perform professional services related to the audit. The committee reviews the scope and results of such audit and reviews the scope of internal audits, systems of internal controls and accounting policies and procedures. The Audit Committee met one time during 1998.

                            DIRECTORS' COMPENSATION

         Members of the Board of Directors received annual compensation in 1998 in two components - a quarterly fee, and a fee for each meeting attended. The Chairman received a quarterly fee of $7,500, the Vice Chairman a quarterly fee of $6,000, and the other members a quarterly fee of $4,500. Each director received a fee of $800 for each day they attended Committee or Board meetings. Mr. Russell, an employee of the Company, received no directors' fees. Dr. Moya, an employee of Anesthesiologists' Professional Assurance Company, a wholly owned subsidiary of the Company, received only the daily fee for each Committee and Board meeting attended. In addition to the above fees, each director was reimbursed for his reasonable expenses incurred for attendance at meetings.

         The Company has a Director Stock Option Plan that provides each member of the Board of Directors who is not an employee of the Company with an option to purchase 5,000 shares of the Company's common stock. Such option is granted on the date the person first becomes a director of the Company and has an exercise price equal to the fair market value of such shares on the date of grant. The Director Stock Option Plan gives the Board of Directors the ability to make additional grants to members of the Board of Directors from time to time at its discretion.

         The Company also offers directors a nonqualified deferred compensation plan. Under this plan, directors may defer into the plan all or a portion of their directors' fees. Deferred fees generally will be paid, as adjusted for investment gains or losses, following termination of service as a director.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of the principal Executive Officer and the four other most highly compensated executive officers during 1998.


                                                            Annual                   Long-Term
                                                         Compensation              Compensation
                                          ------------------------------------------------------
                                                                                   Securities
 Name and Principal Position    Fiscal     Salary     Bonus     Other Annual       Underlying              All Other
                                 Year      (1) ($)      ($)     Compensation      Options (#)           Compensation ($)
-------------------------------------------------------------------------------------------------------------------------
 William R. Russell,           1998        269,555    225,000        --                        0              29,712(2)
 President and Chief           1997        245,050    110,272        --                   60,000                 29,629
 Executive Officer             1996        235,625    106,031        --                  120,000                 29,868

 Steven R. Smith, President    1998        207,304     77,739        --                        0              27,410(3)
 and Chief Executive Officer   1997        191,948     71,980        --                   50,000                 27,410
 of Florida Physicians         1996        184,565     69,212        --                  100,000                 28,068
 Insurance Company, Inc

 Steven M. Rosenbloom,         1998        179,399     53,820        --                        0              26,378(4)
 Senior Vice President and     1997        174,174     52,252        --                   40,000                 26,615
 Chief Investment Officer of   1996        167,475     50,243        --                   80,000                 24,904
 Florida Physicians
 Insurance Company, Inc.

 Robert B. Finch, Executive    1998        159,000    105,000        --                        0              24,900(5)
 Vice President and Chief      1997        150,000     45,000        --                   40,000                 23,587
 Financial Officer             1996        118,631     39,000        --                   60,000                 15,945

 Ray A. Carey, Vice            1998        103,249     18,585        --                        0              15,161(6)
 President of Florida          1997        100,242     18,044        --                   10,000                 14,720
 Physicians Insurance          1996         97,323     17,518        --                   30,000                 13,178
 Company, Inc.

---------------------
(1) Includes compensation amounts earned during the fiscal year but deferred under the Company's 401(k) plan and benefits set aside pursuant to the Company's nonqualified deferred compensation plan (Mr. Russell $1,875, Mr. Smith $1,875, Mr. Rosenbloom $1,791 and Mr. Finch $1,100).

(2) Includes the Company's contributions to the profit sharing plan of $16,000, the Company's matching contributions for the 401(k) plan of $4,000, contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,125, and $5,587 for the cost of an excess disability insurance policy.

(3) Includes the Company's contributions to the profit sharing plan of $16,000, the Company's matching contributions for the 401(k) plan of $4,000, contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,125, and $3,285 for the cost of an excess disability insurance policy. Mr. Smith, age 49, has served as an employee or an officer of FPIC or its predecessors for the past 16 years and was an officer of the Company from its inception until March 1999.

(4) Includes the Company's contributions to the profit sharing plan of $16,000, the Company's matching contributions for the 401(k) plan of $3,944, contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,290, and $2,225 for the cost of an excess disability insurance policy. Mr. Rosenbloom, age 48, has served as an officer of FPIC for 4 years and was an officer of the Company from its inception until March 1999.

(5) Includes the Company's contributions to the profit sharing plan of $16,000, the Company's matching contributions for the 401(k) plan of $4,000 and contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,900. Mr. Finch, age 40, has served as an officer of FPIC for 11 years and has served as an officer of the Company since its inception.

(6) Includes the Company's contributions to the profit sharing plan of $12,129 and the Company's matching contributions for the 401(k) plan of $3,032. Mr. Carey, age 60, has served as an officer of FPIC for 14 years and was an officer of the Company from its inception until March 1999.

         Option Grants in the Last Fiscal Year. There were no stock options granted during 1998 to those individuals included in the Summary Compensation Table.

         Options Exercised. The following table shows stock options exercised by the named executive officers during fiscal 1998, including the aggregate net value realized upon exercise of an option. In addition, this table includes the number of shares covered by unexercised stock options (both exercisable and unexercisable) as of fiscal year-end, and the value of unexercised in-the-money options (both exercisable and unexercisable) based on the year-end price of the Company's common stock.

                 Aggregated Option Exercises in Fiscal 1998 and
                         Fiscal Year-End Option Values


                                                               Number of Securities              Value-of-Unexercised
                                                              Underlying Unexercised                   In-The-Money
                                                                Options at 12/31/98             Options at 12/31/98(1)
                                                          --------------------------------------------------------------
                              Shares
                             Acquired
Name                      Upon Exercise   Value Realized  Exercisable   Unexercisable     Exerciseable   Unexercisable
------------------------------------------------------------------------------------------------------------------------
William R. Russell                  0                0       160,000         20,000         $5,339,000        $756,250
Steven R. Smith                10,000         $247,488       118,333         16,667         $3,855,279        $630,208
Steven M. Rosenbloom           15,000         $467,325        91,667         13,333         $2,965,446        $504,167
Robert B. Finch                 5,000         $148,275        85,000         10,000         $2,713,363        $378,125
Ray A. Carey                        0                0        30,000          5,000         $1,015,875        $189,063

-------------------------------
(1) The amounts in this column represent the difference between the exercise price and the closing market price of $47.813 on December 31, 1998, for the Company's common stock. The actual value of unexercised options fluctuates with market activity.

RETIREMENT PLANS
                               PENSION PLAN TABLE

                                               Years of Service
                                      --------------------------------------
                     Average          5               10             15
                  Compensation
                  -----------------------------------------------------------
                     $125,000         $6,703        $13,405          $20,108
                      150,000          8,453         16,905           25,358
                      200,000         11,953         23,905           35,858
                      250,000         15,453         30,905           46,358
                      300,000         18,953         37,905           56,858
                      350,000         22,453         44,905           67,358
                      400,000         25,953         51,905           77,858
                      450,000         29,453         58,905           88,358
                      500,000         32,953         65,905           98,858
                      550,000         36,453         72,905          109,358
                      600,000         39,953         79,905          119,858

         This table sets forth the maximum annual benefits payable in the form of a straight life annuity under the Company's qualified defined benefit plan (the "Retirement Plan") and, if eligible, the Company's Excess Benefit Plan (the "Excess Benefit Plan") to an officer or employee retiring at age 65 with the specified combination of final average compensation (the average of the five consecutive years of compensation which give the highest average out of the ten latest years) and years of credited service. The benefit accrual rate is higher for compensation in excess of the compensation covered by Social Security than for compensation covered by Social Security. The amounts shown on the Pension

Plan Table attributable to the Retirement Plan and Excess Benefit Plan, if applicable, were calculated using Social Security covered compensation levels based upon the average age of 5 executives and have been calculated without reflection of the current limit of $160,000 on includible compensation.
Messrs. Russell, Smith and Carey are covered by the Retirement Plan and Messrs. Finch and Rosenbloom are covered by both the Retirement Plan and the Excess Benefit Plan. As of December 31, 1998, the credited full Years of Service under the Retirement Plan and, if applicable, the Excess Benefit Plan of the following officers were as follows: Mr. Russell -- ten years; Mr. Smith -- fifteen years; Mr. Rosenbloom -- four years; Mr. Finch -- eleven years; and Mr. Carey - fifteen years. Generally, compensation for purposes of the Retirement Plan and the Excess Benefit Plan includes salary and annual bonus, as reported in the Summary Compensation Table, as well as compensation which is contributed by the Company pursuant to a salary reduction agreement and which is not currently includible in the individual's gross income by reason of the application of certain provisions of the Internal Revenue Code. Benefits listed on the Pension Plan Table attributable to the Retirement Plan and the Excess Benefit Plan are reduced by the amount of any accrued benefits an individual has under the Physicians Insurance Company of Ohio Defined Benefit Plan and/or the Professional Insurance Management Company Pension Plan.

         The Retirement Plan is a funded, tax-qualified, non-contributory plan that covers substantially all of the Company's employees including executive officers. For the year ending December 31, 1999, the annual retirement benefit payable under the Retirement Plan is limited by Federal Law to $130,000 and the maximum covered compensation is limited to $160,000. The total number of years of service that may be taken into consideration under the Retirement Plan is limited to 15. Optional forms of payment available under the Retirement Plan or a benefit commencement date prior to age 65 may result in substantially reduced payments to any employee electing such an option.

         The Excess Benefit Plan provides a means of equalizing the benefits of those employees participating in the Retirement Plan, other than those individuals covered under the SERP, whose funded benefits under that Retirement Plan are or will be limited by the application of ERISA, the Code, or any applicable law or regulation. The Excess Benefit Plan is a nonqualified plan and benefits payable under the Excess Benefit Plan are not funded and are payable out of the Company's general funds.

         The SERP is an unfunded nonqualified plan. The SERP provides Messrs. Russell and Smith, who have been selected by the Compensation Committee, with income at retirement. A participant in the SERP is eligible to retire and receive a retirement benefit beginning on the earlier of such participant's (i) early retirement date, (ii) disability retirement date or (iii) normal retirement date. The retirement benefit at the normal retirement date equals 60% of pre-retirement compensation (averaged over the highest three consecutive years of service), less Retirement Plan and all predecessor plans' benefits and Social Security benefits. Compensation for purposes of the SERP includes the salary of a participant as reported in the Summary Compensation Table, but does not include bonuses. The early retirement benefit equals the retirement benefit at the normal retirement date times the percentage of benefits vested, reduced by an early retirement factor for each month a participant's early retirement date occurs prior to such participant's normal retirement date. A participant terminating employment due to a permanent and total disability will be eligible for a disability retirement benefit equal to 60% of pre-retirement compensation, less Retirement Plan and all predecessor plans' benefits and Social Security benefits. In the event of the participant's death prior to retirement, such participant's surviving spouse will be eligible to receive a death benefit equal to 50% of the retirement benefit the participant would otherwise have been eligible to receive. Benefits attributable to the SERP are subject to reduction for Social Security benefits received by participants.
The estimated annual retirement benefits for Messrs. Russell and Smith were calculated using 1998 base salary, Social Security benefits were based on the maximum benefits payable for an individual retiring at age 65 in 1998, and Retirement Plan benefits were based on 1998 base salary, including bonuses, assuming 15 years of service. The estimated annual retirement benefit from the SERP on December 31, 1998 is $41,210 for Mr. Russell and $36,550 for Mr. Smith.

         The Company's qualified defined contribution plan has two parts. In the first part, the Company contributes 10% of each participant's compensation for the plan year. In the second part, the Company allows employees to contribute up to 5% of their compensation earned during the plan year, of which up to 2.5% is matched 100% by the Company.

         The Company also offers certain key employees selected by the Board of Directors a nonqualified deferred compensation plan. In this plan, key employees may defer into the plan all or a portion of their compensation. In addition, the Company, at the discretion of the Board of Directors, may match the contributions made by key employees and may also make discretionary incentive contributions for key employees. Participants' account balances generally will be paid, as adjusted for investment gains or losses, following termination of employment. Contributions amounted to $17,359 in 1998.

EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

         The Company has entered into employment agreements (the "Employment Agreements") with Messrs. Russell, Smith and Finch. The Employment Agreements provide for a minimum annual salary and the opportunity for annual salary increases, incentive compensation and other compensation and perquisites as approved by the Board of Directors. The Employment Agreements are for a term of three years and may be extended for an additional year by the Board of Directors prior to the end of each year. If the Board of Directors does not extend the Employment Agreements by the end of any year, Messrs. Russell, Smith and Finch may terminate their respective employment by providing at least 90 days' written notice of such termination. Upon such termination, Messrs. Russell, Smith and Finch would continue to receive their respective annual salary and benefits for the remaining term of their respective Employment Agreements, or until commencing work for a competing company. Under the Employment Agreements, Mr. Russell's minimum annual salary for 1999 is $500,000, Mr. Smith's minimum annual salary for 1999 is $360,000, and Mr. Finch's minimum annual salary for 1999 is $350,000. Each of Messrs. Russell, Smith or Finch may also terminate their respective employment in the event of a constructive discharge and continue to receive their respective annual salary and benefits for the remaining term of their Employment Agreements. Payments under the Employment Agreements are not limited to the maximum amount that would avoid the excise tax imposed by Code Section 4999.

         The Company has entered into severance agreements (the "Severance Agreements") with Messrs. Russell, Smith, Rosenbloom and Finch. The Severance Agreements, which apply in the case of a change of control of the Company, provide that if at any time during the coverage period, as defined under the Severance Agreements, the employment of an individual covered under the Severance Agreements is terminated by the Company for any reason other than cause, death or disability, or by such individual in the event of a constructive discharge, the Company will pay severance pay in a lump sum cash amount equal to three times the sum of such individual's (i) annual salary and
(ii) the greater of the target bonus opportunity for the current calendar year or the average of the annual bonuses for the three prior calendar years. Payments under the Severance Agreements are limited to the maximum amount that would not trigger the excise tax imposed by Code Section 4999.

         If Messrs. Russell, Smith and Finch are entitled to receive benefits under both their Employment Agreements and their Severance Agreements, then each will be permitted to select and receive benefits under either his Employment Agreement or his Severance Agreement, but not benefits from both the Employment Agreement and the Severance Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year 1998, no executive officer of the Company has served as a director of or as a member of the compensation or equivalent committee of any other entity, one of whose executive officers served on the Board of Directors' Compensation Committee or otherwise as a member of the Board of Directors.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this Proxy Statement, in whole or in part, the following sections titled "Report on Executive Compensation" and "Stock Performance" shall not be incorporated by reference into any such filings.

                        REPORT ON EXECUTIVE COMPENSATION

         General. The Board of Directors believes the Company has implemented an executive compensation policy that serves to retain, motivate and reward management while aligning management's interests closely with those of the Company and its shareholders. The Company's compensation policies reflect the advice of an independent executive compensation consultant who is retained from time to time to review the Company's compensation practices.

         The Company's executive compensation policy has the following components: base salary, annual bonus, long-term compensation and retirement and disability benefits. Each component is designed in relation with the other components to offer management competitive remuneration and incentives to enhance shareholder values.

         Each year the Compensation Committee reviews executive compensation to ensure that such compensation programs are aligned with the Company's long and short-term performance goals and objectives. The Compensation Committee will also consider, as part of this review, any changes in laws and regulations governing compensation programs and will often seek advice from counsel and other independent third parties.

         The base salary for executives is established at a level that the Compensation Committee believes is both appropriate and consistent within the industry and relative to other peer companies. For 1998 the base salaries of executive officers named in the Summary Compensation Table ranged from 55% to 85% of their total annual cash compensation (base salary plus bonus). There are many criteria used in determining the appropriate executive salary level including, but not limited to, contribution to performance, scope of responsibility, productivity, expense and risk control, management development and strategic planning.

         The Company's bonus program provides for the establishment of a bonus pool as a direct incentive for all employees to improve financial results of the Company. This bonus program is assessed through a formal evaluation of overall Company performance which includes, but is not limited to, meeting specific targets for increases in 1) operating profit, 2) return on equity and,
3) premium growth, as well as a subjective evaluation of each employee in the areas of, among others, quality of work, reliability, initiative and creativity. The maximum formula bonus for all employees was determined as a percentage, ranging from 6% to 45%, of base salary. For the President and Chief Executive Officer, the maximum bonus award, as a percentage of base salary, is 45%. The Compensation Committee made an exception to the bonus program for Messrs. Russell and Finch for their exceptional performance in 1998. Messrs. Russell and Finch received bonuses in 1998 that equaled 83% and 66% of their base salaries, respectively.

         Long-term compensation for executives is designed to motivate and reward the creation of long-term shareholder value by linking executive compensation with gains realized by shareholders. Through the Company's Omnibus Incentive Plan, the Company grants from time to time stock options to the Company's executives and other employees. The Company also offers an Employee Stock Purchase Plan and an option under its 401(k) plan for the Company's executives and other employees to purchase the Company's common stock.

         Also included in the Company's overall compensation package for its executive officers are various employee benefits, including retirement and disability benefits. Generally, the benefits offered to such persons serve a different purpose than do the other components of compensation. In general, these benefits provide protection against financial loss that can result from illness, disability or death. Benefits offered to executive officers are mainly those that are offered to the Company's other employees, with some variation primarily to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

         Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the Company's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to individual officers named in the Summary Compensation Table unless such compensation is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Compensation Committee, and certification by the Compensation Committee that performance standards were satisfied. The amount of compensation paid to each of the named officers during fiscal 1998 was less than $1 million. It is possible for the Company to compensate or make awards under the Omnibus Incentive Plan that may either qualify or not qualify as performance-based compensation deductible under Section 162(m). The Compensation Committee, in structuring compensation programs for its top executive officers, intends to give strong consideration to the deductibility of awards.

         This report is submitted by the members of the Compensation Committee:
Dr. Selander, Chairman, and Drs. Bagby, Moya, Shapiro and White.

                               STOCK PERFORMANCE

         The following graph compares the cumulative total return for the Company's common stock, the Russell 2000 index and a peer group comprised of MMI Companies, Inc., Frontier Insurance Group, Inc., Medical Assurance, Inc., Professionals Group, Inc. and St. Paul Companies for the period August 1, 1996 (first day of public trading of the Company's common stock on the Nasdaq National Market) through December 31, 1998. The graph assumes an investment on August 1, 1996 of $100 in each of the Company's common stock, the stocks comprising the Russell 2000 index and the common stocks of the peer group companies. The graph further assumes that all paid dividends were reinvested. The peer group and the Russell 2000 index are weighted by market capitalization. The calculations for the information below was prepared by SNL Securities, LC of Charlottesville, VA.

                       [TOTAL RETURN PERFORMANCE GRAPH]

                               ---------------------------------------------
                                               PERIOD ENDING

----------------------------------------------------------------------------
            INDEX                8/1/96     12/31/96    12/31/97   12/31/98
----------------------------------------------------------------------------
  FPIC INSURANCE GROUP, INC.       100        129         277         455
         RUSSELL 2000              100        114         140         136
      COMPANY PEER GROUP           100        114         159         139



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the bylaws of FPIC, a subsidiary of the Company, the FMA recommends to FPIC's Board of Directors three nominees for FPIC's Board of Directors each year. Current directors of the Company that were recommended for their current terms on FPIC's Board of Directors by the FMA are Terence P. McCoy, M.D., a physician specializing in Family Practice, and Drs. Bagby and Shapiro. Dr. McCoy is a voting member of the FMA Board of Governors. Dr. Shapiro is a non-voting member of the FMA's Board of Governors.

         The FMA and FPIC are parties to an Endorsement Agreement pursuant to which the FMA endorses FPIC and cooperates with FPIC's marketing efforts.
Under such agreement, FPIC pays the FMA a minimum of $750,000 per year with such amount increasing if certain premium or revenue targets are met by FPIC or its affiliates. In addition, pursuant to the agreement, FPIC will contribute $50,000 in 1999 to assist the campaigns of two FMA members for election to American Medical Association offices.

         Pursuant to FPIC's bylaws, the FDA recommends to FPIC's Board of Directors a nominee for FPIC's Board of Directors each year. Raymond H. Klein, D.D.S., a practicing pediatric dentist, presently serves as the FDA's recommended nominee on FPIC's Board of Directors. The FDA has an insurance agency that receives commissions from FPIC.

         In connection with the acquisition of Anesthesiologists' Professional Assurance Company ("APAC") by the Company, the Company, APAC and APA Management, Inc. ("APAM"), an affiliate of Frank Moya, M.D., a director of the Company, entered into a Management Agreement pursuant to which APAM manages APAC's business (the "Management Agreement"). Under the APAC acquisition agreement, the Company agreed to cause Dr. Moya or another person designated by APAM to be appointed to the Company's and FPIC's Boards of Directors so long as the Management Agreement remains in effect.

         All of the members of the Company's Board of Directors other than Mr. Russell are also policyholders of FPIC or FPIC's other insurance company affiliates and as such may experience claims from time to time in the usual course of business that may require coverage under their policies that FPIC or FPIC's other insurance company affiliates would provide to any policyholder.

                    PROPOSAL 2 - AMENDMENT OF THE COMPANY'S
            RESTATED ARTICLES OF INCORPORATION TO INCREASE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

         The Company's Board of Directors has adopted a resolution approving and recommending to the Company's shareholders for their approval an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from twenty-five million (25,000,000) shares to fifty million (50,000,000) shares. As of March 31, 1999, 9,792,197 shares of common stock were issued and outstanding and 1,548,805 shares of common stock were reserved for issuance in connection with all of the Company's stock plans, employment agreements and other arrangements leaving 13,658,998 shares of common stock available for future issuance.

         The proposed amendment to the Restated Articles of Incorporation will be effected by deleting Section 6.1 of the Company's Restated Articles of Incorporation, and substituting a new Section 6.1 that reads in full as follows:

"Section 6.1 Authorized Capital Stock

         The total number of shares of stock that this Corporation shall have authority to issue is one hundred million (100,000,000) shares, divided into fifty million (50,000,000) shares of Common Stock, par value $0.10 per share (the "Common Stock"), and fifty million (50,000,000) shares of Preferred Stock, par value $0.10 per share (the "Preferred Stock") (Common Stock and Preferred Stock are hereinafter collectively referred to as "Stock"). Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder."

         If Proposal Two is adopted, it will become effective upon filing an amendment to the Restated Articles of Incorporation with the Florida Department of State.

REASONS FOR THE PROPOSED AMENDMENT

         The Company has no immediate plans to use the additional authorized shares of common stock. Nonetheless, the Company's Board of Directors believes that it is prudent to increase the number of authorized shares of common stock to the proposed level in order to provide a reserve of shares available for issuance in connection with possible future actions. The Company's Board of Directors believes that the increased number of shares will provide the flexibility to effect other possible actions such as stock splits and stock dividends, the sale of common stock to obtain additional capital, corporate mergers, acquisitions of other companies, funding employee benefit plans and for general corporate purposes. Having such additional authorized common stock available for issuance in the future would allow the Board of Directors to issue shares of common stock without the delay and expense associated with seeking shareholder approval. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of the shareholders.

DESCRIPTION OF COMMON STOCK

         Holders of the Company's common stock are entitled to receive such dividends as may be legally declared by the Board of Directors. Each shareholder is entitled to one vote per share on all matters to be voted upon and is not entitled to cumulate votes for the election of directors. Holders of the Company's common stock do not have preemptive, redemption or conversion rights and, upon liquidation, dissolution or winding up of the Company, are entitled to share ratably in the net assets of the Company available for distribution to common shareholders. All outstanding shares are validly issued, fully paid and non-assessable. The additional common stock to be authorized by adoption of the proposed amendment to the Restated Articles of Incorporation would have rights identical to the currently outstanding common stock. Adoption of the proposed amendment and any future issuance of the common stock would not affect the rights of the holders of the Company's currently outstanding common stock, except for effects incidental to increasing the number of shares of the Company's common stock outstanding.

POSSIBLE EFFECTS OF THE AMENDMENT

         If the amendment to the Restated Articles of Incorporation proposed herein is approved, the Board of Directors may cause the issuance of the additional authorized shares of common stock without further vote of the Company's shareholders, except as required under Florida law or under the rules of the Nasdaq National Market or any securities exchange on which shares of common stock of the Company are then listed. Current holders of common stock have no preemptive or like rights, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Company. The effects of the authorization of additional shares of common stock may also include dilution on earnings per share, dilution of the voting power of currently outstanding shares and reduction of the portion of future dividends, if any, and of future liquidation proceeds, if any, payable to the holders of currently outstanding common stock.

         Although the increase in the number of authorized shares of common stock is not intended for anti-takeover purposes, the rules of the Securities and Exchange Commission require disclosure of provisions in the Company's Restated Articles of Incorporation and Bylaws that could have an anti-takeover effect. The Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of common stock may deter future takeover attempts that holders of common stock may deem to be in their best interest or in which holders of common stock may be offered a premium for their shares over the market price. The Board of Director's ability to deter a future takeover attempt may be further enhanced by the Company's ability to issue its currently authorized but unissued preferred stock. The Company has fifty million (50,000,000) shares of preferred stock authorized that could be used for a number of purposes, including to fend off unsolicited takeover attempts. The Company's Restated Articles of Incorporation and Bylaws have a number of other provisions that may deter a future takeover attempt. These other provisions include: (a) a classified Board of Directors; (b) vacancies on the Board of Directors may only be filled by the Board of Directors; (c) directors may only be removed for cause and only by the affirmative vote of 75% or more of the outstanding voting stock; (d) fair-price payments or shareholder approval requirements for certain business combinations; and (e) restrictions on special meetings of shareholders.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                   OF THE AMENDMENT TO THE COMPANY'S RESTATED
                           ARTICLES OF INCORPORATION.

           PROPOSAL 3 - AMENDMENTS TO THE DIRECTOR STOCK OPTION PLAN

         The Company's Director Stock Option Plan was adopted in 1996 to provide the Company's non-employee directors an incentive to contribute materially to expanding and improving the Company's profits, to aid in attracting and retaining directors of outstanding ability, and to encourage ownership of shares by directors.

         The Director Stock Option Plan currently provides that a non-employee director will receive an option for 5,000 shares when such director initially joins the Company's Board of Directors. In addition, the Board of Directors may grant additional options to directors from time to time at the discretion of the Board of Directors. Under the Director Stock Option Plan, options vest at the rate determined by the Board of Directors, provided that no option may vest prior to six months or after the tenth anniversary of the date of grant.

         The Board of Directors of the Company has adopted a resolution approving and recommending to the Company's shareholders for their approval three amendments to the Director Stock Option Plan. The first amendment will increase the number of shares of the Company's common stock issuable under the Director Stock Option Plan from 300,000 shares to 430,000 shares. The second amendment will extend from one year to two years the period of time for directors to exercise options after they cease serving on the Company's Board of Directors. The third amendment will allow for option holders to transfer options to their immediate family members or to a trust established for the exclusive benefit of one or more of their immediate family members or to a former spouse pursuant to a domestic relations order.

         The Director Stock Option Plan as it is proposed to be amended is set forth in Exhibit A to this Proxy Statement. If the amendments are adopted, they will become effective immediately.

REASONS FOR THE PROPOSED AMENDMENTS.

         The increase in the number of shares authorized for issuance under the Director Stock Option Plan is necessary because all previously authorized shares have been issued. The Board of Directors believes that the ability to grant stock options allows the Company to attract and retain the services of experienced and knowledgeable independent directors and provides an additional incentive for such directors to work for the benefit of the Company and its shareholders. The Company believes that extending the exercise period of options and allowing for options to be transferred by option holders to their immediate family members or a trust for the exclusive benefit of one or more of their immediate family members or to a former spouse pursuant to a domestic relations order will permit option holders to have greater flexibility with their financial and estate planning decisions.

         The Board of Directors believes that it is desirable to continue providing incentives to the Company's directors and therefore recommends that the shareholders approve the amendments to the Director Stock Option Plan.

THE PLAN

         Administration. The Director Stock Option Plan is administered by the Director Stock Option Plan Committee (the "DSOP Committee"), which is the Compensation Committee of the Board of Directors.

         Awards. A director receives an option to purchase shares on the date on which such individual first becomes a director. The option granted at such time is for 5,000 shares with an option price equal to the fair market value of such shares on the date of grant. Directors also may be granted additional options from time to time. Each of the Company's directors, other than Mr. Russell, is eligible to participate in the plan.

         Transferability, Term and Vesting. As the Director Stock Option Plan is currently written, options granted may not be transferred except by will or the laws of descent and distribution. If the shareholders approve the proposed amendments to the Director Stock Option Plan, options will also be transferable by the optionee during his or her lifetime to any member of his or her immediate family or to a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order.

         In general, as the Director Stock Option Plan is currently written, an option will terminate upon the earlier of:

         (i)     the exercise of the option;

         (ii)    the expiration date of the option by its terms; or

         (iii) no more than one year following the date of termination of service as a director.

         No option may be granted ten years after the effective date of the Plan. Grants under the Plan may vest anywhere between six months and ten years as determined by the DSOP Committee at the time of grant.

         The exercise period for stock options is currently one year following the date of termination of service as a director. If the shareholders approve the proposed amendments to the Director Stock Option Plan, the exercise period for stock options will be two years following the date of termination of service as a director.

         Amendment and Termination. The Board of Directors may amend the Director Stock Option Plan, without shareholder approval, at any time in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act, any national securities exchange system on which the shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Director Stock Option Plan, or any other applicable laws, rules or regulations. No amendment to the Director Stock Option Plan may alter or impair any option previously granted under the Plan without the consent of the holders thereof.

         The Director Stock Option Plan may be terminated at any time by the Board of Directors.

         Number of Shares. A total of 300,000 shares have previously been authorized for issuance pursuant to the Director Stock Option Plan. Options for all 300,000 shares have been previously granted. If the shareholders approve the proposed amendments to the Director Stock Option Plan, a total of 430,000 shares will be authorized for issuance. The exercise prices for options granted under the Director Stock Option Plan range from $8.22 to $48.0625 per share and with expiration dates ranging from January 29, 2006 to January 30, 2009. On April 15, 1999, the closing market price for a share of the Company's common stock was $45.25.

         The maximum number of shares that may be sold pursuant to the Director Stock Option Plan, as well as the number of shares that may be purchased pursuant to the exercise of any option outstanding thereunder, may be equitably adjusted by the DSOP Committee in the event of a stock split, stock dividend, recapitalization, merger, consolidation, combination or such similar events.

         Federal Tax Consequences. The stock options granted under the Director Stock Option Plan are nonqualified stock options. Non-employee directors recognize no taxable income at the time of grant. Upon the exercise of nonqualified stock options, non-employee directors recognize ordinary income and the Company is entitled to a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Non-employee directors recognize as capital gain or loss any subsequent profit or loss realized on the sale or exchange of any shares disposed of or sold.
The income, estate and gift tax consequences of options that have been transferred are described under "Proposal 4 - Amendments to the Omnibus Incentive Plan - Federal Tax Consequences."

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                 AMENDMENTS TO THE DIRECTOR STOCK OPTION PLAN.


              PROPOSAL 4 - AMENDMENT TO THE OMNIBUS INCENTIVE PLAN

         The Company's Omnibus Incentive Plan was adopted in 1996 to provide incentives to employees whose performance, contributions and skills add to the value of the Company.

         The Board of Directors of the Company has adopted a resolution approving and recommending to the Company's shareholders for their approval three amendments to the Omnibus Incentive Plan. The first amendment will increase the number of shares of the Company's common stock issuable under the Omnibus Incentive Plan from 1,165,000 shares to 1,665,000 shares. The second amendment will give the Omnibus Incentive Plan Committee (the "OIP Committee") discretion to grant options that may be transferred by option holders to their immediate family members or to a trust established for the exclusive benefit of one or more of their immediate family members or to a former spouse pursuant or to a domestic relations order. The third amendment will increase the maximum number of shares that an individual may receive under the Omnibus Incentive Plan from 300,000 shares to 600,000 shares.

         The Omnibus Incentive Plan as it is proposed to be amended is set forth in Exhibit B to this Proxy Statement. If the amendments are adopted, they will become effective immediately.

REASONS FOR THE PROPOSED AMENDMENTS.

         The increase in the number of shares authorized for issuance under the Omnibus Incentive Plan is necessary because all previously authorized shares have been issued. The Board of Directors believes that the ability to grant stock options allows the Company to attract and retain the services of experienced and knowledgeable employees and provides an additional incentive for such employees to work for the benefit of the Company and its shareholders. The Company believes that allowing for options to be transferred by option holders to their immediate family members or a trust for the exclusive benefit of one or more of their immediate family members or to a former spouse pursuant to a domestic relations order will permit option holders to have greater flexibility with their estate planning decisions. The Company believes that increasing the maximum number of shares that an individual may receive will provide additional incentive to the Company's existing employees.

         Messrs. Russell, Smith, Finch, Rosenbloom and Carey have been granted options for 19,300, 8,685, 15,400, 4,343 and 1,448 shares, respectively, of the Company's common stock, which grants are subject to the Company's shareholders approving the above amendments to the Omnibus Incentive Plan. These options have a three year vesting period and an exercise price equal to the closing price of the Company's common stock on March 26, 1999.

THE PLAN

         Administration. The Omnibus Incentive Plan is administered by the OIP Committee, which is the Compensation Committee of the Board of Directors. The OIP Committee will determine, from time to time, the individuals to whom awards shall be made, the type of awards, and the amount, size and terms of each award. Each of these types of awards are described below. The OIP Committee will make all other determinations necessary or advisable for the administration of the Omnibus Incentive Plan.

         Types of Awards. Awards under the Omnibus Incentive Plan may be in the form of options (both nonqualified stock options and incentive stock options), contingent stock, restricted stock, and stock appreciation rights, or such other forms as the OIP Committee in its discretion may deem appropriate.

         Number of Shares. A total of 1,165,000 shares have previously been authorized for issuance pursuant to the Omnibus Incentive Plan. As of March 31, 1999, options for all 1,165,000 shares have been granted under the Omnibus Incentive Plan and options for an additional 60,000 shares have been granted subject to shareholder approval as described above. If the Shareholders approve the proposed amendments to the Omnibus Incentive Plan, a total of 1,665,000 shares will be authorized for issuance. The exercise prices for options granted under the Omnibus Incentive Plan range from $8.22 to $40.00 per share and with expiration dates ranging from January 13, 2006 to March 26, 2009. On April 15, 1999, the closing market price for a share of the Company's common stock was $45.25.

         Currently, the maximum number of shares that may be issued pursuant to options granted to any one individual during the life of the Omnibus Incentive Plan is 300,000 shares of the Company's common stock. If the Shareholders approve the proposed amendments to the Omnibus Incentive Plan, the maximum number of shares that may be issued to one individual during the life of the Omnibus Incentive Plan will be 600,000.

         Currently, options granted pursuant to the Omnibus Incentive Plan may not be transferred except by will or the laws of descent and distribution. If the shareholders approve the proposed amendments to the Omnibus Incentive Plan, the OIP Committee will have the discretion to grant options that are transferable by the optionee during his or her lifetime to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order.

         No options were granted in 1998 under the Omnibus Incentive Plan to the President and Chief Executive Officer and the four other most highly compensated executive officers. In 1998, the only options granted under the Omnibus Incentive Plan were options for 100,000 shares that were granted to one employee.

         Other than as described above, no information can be provided with respect to awards that may be made in the future under the Omnibus Incentive Plan. Such awards are within the discretion of the OIP Committee. The OIP Committee has not decided future awards or who might receive them.

         The maximum number of shares that may be granted pursuant to options under the Omnibus Incentive Plan, as well as the number of shares that may be purchased pursuant to the exercise of any option outstanding thereunder, may be equitably adjusted by the OIP Committee in the event of a stock split, stock dividend, recapitalization, merger, consolidation, combination or such similar events.

         Amendment and Termination. The Board of Directors may amend the Omnibus Incentive Plan, without shareholder approval, at any time in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act, any national securities exchange system on which the shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Omnibus Incentive Plan, or any other applicable laws, rules or regulations.

         No amendment to the Omnibus Incentive Plan may alter or impair any option granted under such Plan without the consent of the holders thereof.

         The Omnibus Incentive Plan may be terminated at any time by the Board of Directors.

         Stock Options. The OIP Committee may grant both an incentive stock option and a nonqualified stock option to the same individual. When both an incentive stock option and a nonqualified stock option are awarded at one time, such options are deemed to have been awarded in separate grants, and in no event will the exercise of one such option affect the right to exercise the other such option except to the extent the OIP Committee determines in writing otherwise.

         The option price of an incentive stock option shall not be less than 100% of the fair market value of such share on the day the option is granted, as determined by the OIP Committee. The option price of a nonqualified stock option issued under the Omnibus Incentive Plan shall not be less than 50% of the fair market value of such share on the day the option is granted, as determined by the OIP Committee.

         Each option may be exercised by a participant, in whole or in part, provided such exercise shall not occur earlier than six months after the grant of the option and not later than ten years after the grant of the option.

         Any option designated by the OIP Committee as an incentive stock option will be subject to the general provisions applicable to all options granted under the Omnibus Incentive Plan and will be subject to the following specific provisions:

         (a) At the time the incentive stock option is granted, if a recipient employee owns, directly or indirectly, stock representing more than 10% of the total combined voting power of all classes of the Company's stock then: (i) the option price must equal at least 110% of the fair market value on the effective date of grant of the shares subject to the option; and (ii) the term of the option shall not be greater than five years from the date such option is granted.

         (b) The aggregate fair market value of shares (determined at the date of grant) with respect to which incentive stock options granted by the Company, that can be exercised by a participant employee for the first time in any one calendar year shall not exceed $100,000.

         If any option is not granted, exercised, or held pursuant to the provisions applicable to an incentive stock option, it will be considered to be a nonqualified stock option to the extent that any or all of the grant is in conflict with these restrictions.

         In general, options granted pursuant to the Omnibus Incentive Plan terminate upon the earlier of: (i) the full exercise of the option; (ii) the expiration of the option by its terms; or (iii) no more than three years (three months for incentive stock options) following termination of the option holder's employment with the Company.

         Stock Appreciation Rights. A stock appreciation right ("SAR") may be granted in connection with an option and entitles the grantee, subject to the terms and conditions determined by the OIP Committee, to receive, upon surrender of the option, all or a portion of the excess of (i) the fair market value of a specified number of shares at the time of the surrender, as determined by the OIP Committee, over (ii) 100% of the fair market value of such shares at the time the option was granted plus any dividends paid while the option was outstanding but unexercised.

         SARs may be granted for a period of not less than six months nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the OIP Committee at the time of the grant.

         SARs will be exercisable only during a grantee's employment by the Company, except that in the discretion of the OIP Committee an SAR may be made exercisable for up to three months after a grantee's employment is terminated for any reason other than death, retirement or disability.

         In the event that a grantee's employment is terminated as a result of death, retirement or disability without having fully exercised such grantee's SARs, the grantee, or grantee's beneficiary following the grantee's death, may have the right to exercise the SARs during their term within a period of 24 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or such other period and subject to such terms as may be determined by the OIP Committee.

         Contingent Stock Awards. The OIP Committee will determine the amount of a contingent stock award to be granted to an employee based on the expected impact the employee can have on the financial well-being of the Company and other factors determined by the OIP Committee to be appropriate. Contingent stock awards under the Omnibus Incentive Plan shall be subject to such terms, conditions, and restrictions, if any, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as will be determined by the OIP Committee at the time of grant. The OIP Committee in its discretion may permit an acceleration of the expiration of the applicable restriction period, so long as the minimum six-month period is retained, with respect to any part or all of the award to any participant.

         In the event of a participant's termination of employment for any reason prior to lapse of restrictions applicable to a contingent stock award paid to such participant and unless otherwise provided for by the Omnibus Incentive Plan or as provided in a contingent stock agreement, all rights to shares as to which there still remain unlapsed restrictions will be forfeited by such participant to the Company without payment of any consideration by the Company.

         Restricted Stock Award. The OIP Committee will determine the amount of a restricted stock award to be granted to an employee based on the past or expected impact the employee has had or can have on the financial well-being of the Company and other factors deemed by the OIP Committee to be appropriate. Restricted stock awards made pursuant to the Omnibus Incentive Plan shall be subject to such terms, conditions, and restrictions, including attainment of performance objectives, and for such period or periods (in excess of six months) as will be determined by the OIP Committee at the time of grant. The OIP Committee in its discretion may permit an acceleration of the expiration of the applicable restriction period, so long as the minimum six-month period is retained, with respect to any part or all of the award to any participant.

         In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a restricted stock award made to such participant and unless otherwise provided for by the Omnibus Incentive Plan or as provided in a restricted stock agreement, all rights to shares as to which there still remain unlapsed restrictions will be forfeited by such participant to the Company without payment of any consideration by the Company.

         Change in Control. Upon a change in control, all options, contingent stock awards, restricted stock awards and stock appreciation rights will automatically vest as of that date of the change in control and all restrictions or contingencies will be deemed to have been satisfied.

FEDERAL TAX CONSEQUENCES

         General. The rules governing the tax treatment of stock options, contingent stock, restricted stock, and stock appreciation rights are very technical. Therefore, the description of the federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local tax laws may not be the same as under the federal tax laws.

         Incentive Stock Options. The participant recognizes no gain or loss when an incentive stock option (an "ISO") is granted. In general, an employee exercising an ISO will not be taxed at the time of exercise if the stock purchased is held for at least one year after the exercise date and at least two years after the date of grant (the "Holding Period"); provided, however, the bargain element of the exercised ISO is treated as an item of adjustment under the alternative minimum tax rules. If the Holding Period is satisfied, the difference between the exercise price and the amount realized upon subsequent disposition of the stock will constitute long-term capital gain or loss. If the Holding Period is not satisfied, the employee will recognize ordinary income to the extent of the lesser of the gain realized or the excess of the fair market value of the stock on the exercise date over the exercise price and any gain realized in excess of the amount recognized as ordinary income will be short term or long term capital gain. The Company will not recognize income, gain, or loss upon the granting or exercise of an ISO, nor will it be entitled to any deduction upon the disposition of an ISO or the shares subject thereto, if the Holding Period is satisfied. If the Holding Period is not satisfied, the Company will be entitled to a deduction equal to the amount of the ordinary income recognized by the employee.

         Nonqualified Stock Options. If any Option granted under the Plan does not meet the conditions set forth in the Code for ISOs, then the Option is a non-qualified stock option (an "NSO"). Such an Option is taxable under
Section 83 of the Code. The participant typically recognizes no taxable income and the Company receives no deduction when an NSO is granted. Upon exercise of an NSO, however, the participant recognizes ordinary income and the Company is entitled to a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of the exercise. When stock obtained under an NSO is disposed of by the participant, the difference between the sales price and the tax basis (the amount, if any, paid for the Option, plus the exercise price) of the stock will be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares.

         Restricted Stock. A participant granted restricted stock is not required to include the value of such shares in income until the first time such participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company is entitled to a deduction in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

         Contingent Stock. A participant granted contingent stock is not required to include the value of such shares in income until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company is entitled to a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

         Options that Have Been Transferred. Participants who transfer an NSO will not recognize income at the time of transfer. Instead, at the time of exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of stock received over the exercise price paid for the stock. If an Option is exercised after the death of a participant, the participant's estate will recognize ordinary income. The tax basis for shares of such stock will be the exercise price, plus the amount of ordinary income recognized by the participant at the time of exercise. If the stock acquired upon exercise is later sold, any gain or loss recognized upon the sale or exchange of such stock will be treated as capital gain or loss and will be long-term or short-term, depending on how long the stock has been held.

         Estate and Gift Tax Effects of Options that Have Been Transferred. If a participant transfers an Option as a completed gift, the participant may have gift tax liability. Whether the participant will owe gift tax depends upon whether the participant has exhausted his or her applicable credit, which currently effectively exempts from gift tax the first $650,000 of gifts made during the participant's lifetime, or whether the transfer qualifies for the annual $10,000-per-donee gift tax exclusion. Once the gift is complete, there generally is no further estate or gift tax liability for the participant upon exercise of the Option or upon later disposition of the stock after exercise of the transferred Option.

         The Internal Revenue Service has recently ruled that the transfer of an Option is not a completed gift until the Option has vested. If the transfer of an Option is incomplete, the imposition of the gift tax is deferred until the gift is completed.

         Stock Appreciation Rights. Upon the grant of an SAR, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company is entitled to a deduction at the time of exercise equal to the cash and fair market value of the shares payable upon such exercise.

         Parachute Payments. Under certain circumstances, an accelerated vesting or cash out of stock options, or accelerated lapse of restrictions on other awards, in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code Sections 280G and 4999. To the extent it is so considered, the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

         Section 162(m). Code Section 162(m) limits to $1,000,000 per year the federal income tax deduction available to a public company for compensation paid to any of its chief executive officer and four other highest paid executive officers. However Code Section 162(m) provides an exception from its limitation for certain "performance based" compensation if various requirements are satisfied.

The Omnibus Incentive Plan contains provisions that are intended to satisfy these requirements for awards that are "performance based" compensation.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
               OF THE AMENDMENTS TO THE OMNIBUS INCENTIVE PLAN.

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG LLP as the Company's independent auditors for the 1999 fiscal year. KPMG LLP, a certified public accounting firm, has served as the Company's independent auditors since its formation in 1996 and as FPIC's independent auditors since 1989.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals by the Company's shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before January 3, 2000, in order to be included in the Company's Notice of Meeting, Proxy Statement and Proxy relating to such Meeting. In accordance with the Company's Bylaws, shareholders who wish to submit a proposal for consideration at the Company's 2000 Annual Meeting of Shareholders but who do not wish to submit the proposal for inclusion in the Company's proxy statement must deliver a copy of their proposal to the Company at its principal executive offices on or before February 8, 2000.

                            SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies at a cost that will be borne by the Company. In addition, the Company will reimburse banks, brokers and nominees their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers and other employees of the Company.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matters that will be presented for action at the meeting. However, if any other matters come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote such proxy in respect of any such matters in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

                                                       BY ORDER OF THE BOARD OF DIRECTORS


May 7, 1999                                            /s/ Charles W. Emanuel
                                                       --------------------------------------------------------
                                                       Charles W. Emanuel
                                                       Vice President and Secretary


                   PLEASE RETURN THE ENCLOSED FORM OF PROXY,
                  DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
                      ENVELOPE, WHICH REQUIRES NO POSTAGE.

                                                                       Exhibit A
                           DIRECTOR STOCK OPTION PLAN

1.       PURPOSE

         1.1 The purpose of the Florida Physicians Insurance Company Director Stock Option Plan is to provide an incentive to Directors of the Company who are in a position to contribute materially to expanding and improving the Company's profits, to aid in attracting and retaining Directors of outstanding ability, and to encourage ownership of Shares by Directors.

2.       DEFINITIONS

         2.1 For purposes of the Plan the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context.


                 1.       "Board" means the Company's Board of Directors.

                 2. "Book Value" means the value per Share determined for statutory book purposes by dividing the total equity of the Company on a given date by all Shares of stock outstanding on such date.

                 3. "Code" means the Internal Revenue Code of 1986, as amended.

                 4. "Committee" means the Director Stock Option Committee appointed by the Company's Board of Directors pursuant to Section 3.1 hereof.

                 5. "Company" means Florida Physicians Insurance Company until the Restructure and on and after the Restructure, FPIC Insurance Group, Inc.

                 6. "Directors" means the members of the Board who are not employees either of the Company or an affiliate thereof.

                 7. "Effective Date of Exercise" means the later of (i) the date on which the Company has received a written notice of exercise of an Option and full payment of the purchase price from the Optionee, or (ii) the effective date of exercise set forth in the written notice.

                 8. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 9. "Fair Market Value" means on, or with respect to, any given date:

                          (i) If determined on the date of the IPO, the initial offering price to the public.

                          (ii) If not on the date of the IPO and the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                          (iii) If not on the date of the IPO and the Shares are not listed on a national stock exchange but is traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares of Common Stock as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                          (iv) If (i), (ii), and (iii) do not apply, the Fair Market Value of a Share without regard to any control premium or discount for lack of control as determined by the Committee in good faith consistent with the valuation by the Company as provided by a third party appraiser for other corporate purposes before adjustments or any discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

                 10. "IPO" means the initial public offering of the Company's common stock pursuant to a registration statement on Form S-1 filed by the Company with the U.S. Securities and Exchange Commission.

                 11. "Option" means the right to purchase from the Company Shares at a specified price and subject to the terms of the Plan, and such other conditions and restrictions as the Committee deems appropriate.

                 12. "Option Price" means the purchase price per Share subject to an Option.

                 13. "Optionee" means a Director who has been awarded an Option under the Plan.

                 14. "Optioned Shares" means Shares subject to outstanding Options.

                 15. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

                 16. "Permanent and Total Disability" shall have the same meaning as given to that term by Section 22(e)(3) of the Code and any regulations or rulings promulgated thereunder.

                 17. "Plan" means Florida Physicians Insurance Company Director Stock Option Plan, as evidenced herein and as amended from time to time.

                 18.      "Plan Effective Date" means January 13, 1996.

                 19. "Restructure" means the corporate reorganization pursuant to which Florida Physicians Insurance Company shall become the wholly owned subsidiary of FPIC Insurance Group, Inc.

                 20. "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

                 21. "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

                 22. "Share" means one share of the $1.00 par value common stock of the Company. On and after the Restructure, "Share" means one share of $0.10 par value common stock of FPIC Insurance Group, Inc.

                 23. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of
         Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

3.       ADMINISTRATION

         3.1 The Plan shall be administered by the Committee. The Committee shall be comprised of not less than two of the then members of the Board. The Plan is intended to be a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii). The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         3.2 The action of a majority of the Committee at which a quorum is present, or acts reduced to or so approved in writing by a majority of the Committee, shall be the valid acts of the Committee.

         3.3 The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

4.       ELIGIBILITY

         4.1     Each Optionee shall be a Director of the Company.

5.       STOCK

         5.1 Prior to the Restructure, the aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 33,000 Shares and on or after the Restructure the aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 165,000 Shares.

         5.2 Each eligible individual who is a Director on the Plan Effective Date, except those Directors who on the Plan Effective Date have not been nominated for additional service on the Board and whose terms expire in 1996, shall receive an Option to purchase 1,000 Shares with an Option Price equal to Book Value of such Shares on the Plan Effective Date. In addition, such individual who is also a Director on the date of the IPO shall receive an Option to purchase 1,000 additional Shares with an Option Price equal to Fair Market Value of such Shares on the date of the IPO.

         5.3 Each eligible individual who is not a Director on the Plan Effective Date shall receive an Option to purchase 1,000 Shares with an Option Price equal to the Fair Market Value of such Shares on the date of grant which shall be the later of (i) the date of the IPO, or (ii) the date on which such individual first becomes a Director.

         5.4 In the event that any outstanding Option under the Plan expires or is terminated for any reason, the Optioned Shares subject to that option may again be subjected to an Option under the Plan.

         5.5 For Options issued prior to the Restructure, any Option still unexercised and outstanding on the effective date of the Restructure shall be deemed to be an Option to purchase FPIC Insurance Group, Inc. shares as adjusted pursuant to Section 6.1(f).

6.       TERMS AND CONDITIONS

         6.1 Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

                 (a) Number of Shares. Each Option shall state the number of Shares to which it pertains.

                 (b) Date. Each Option shall state the effective date of grant of the Option.

                 (c)      Option Price.  Each Option shall state the Option
         Price.

                 (d) Method and Time of Payment. The Option Price shall be payable on the exercise of the Option and shall be paid in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on the Fair Market Value.

                 (e) Transfer of Option. No Option shall be transferable by the Optionee, except by will or the laws of descent and distribution upon the Optionee's death and subject to any other limitations of the Plan.

                 (f) Recapitalization. The number of Optioned Shares and the Option Price shall be correspondingly adjusted in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

                 (g) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Optioned Shares until the date of the issuance of a stock certificate to him for such Shares.
         No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(f).

                 (i) Duration of Option. Each Option shall be for a term of ten years from the effective date of grant, except as provided in
         Section 7.1(b).

                 (j) Vesting. One-third (rounded up to a whole number) of each grant under this Plan shall vest on the one year anniversary of the date of grant, with an additional one-third vesting on each of the next two anniversaries of the date of grant. A Director shall forfeit the unvested Options upon termination of service as a Director.

                 (k) Other Provisions. Options authorized under the Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including but not limited to offering Options in tandem with or reduced by other options or benefits and reducing one award by the exercise of another option or benefit. The Company may place such restriction legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under the securities laws or this Plan.

         6.2 Options granted pursuant to the Plan shall not be exercisable until such Options are vested as provided in Section 6.1(j). Any person entitled to exercise an Option may do so in whole or in part by delivering to the Company, attention Corporate Secretary, at its principal office a written notice of exercise. The written notice shall specify the number of Shares for which an Option is being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased. During the Optionee's lifetime, an Option may be exercised only by the Optionee, or on his behalf by the Optionee's guardian or legal representative.

7.       TERMINATION OF OPTIONS

         7.1     An Option may be terminated as follows:

                 (a) During the period of continuous service as a Director of the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

                 (b) Upon termination of service as a Director for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) one year following the date of termination of service as a Director.

                 (c) If an Optionee shall die or becomes subject to a Permanent and Total Disability prior to the termination of an Option, such Option may be exercised to the extent that the Optionee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Optionee, the estate of the Optionee or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution, provided, however, such right must be exercised, if at all, within one year after the date of such death or disability.

         7.2 Except as otherwise expressly provided in the written agreement with the Optionee referred to in Section 6 hereof, and except as provided in this Section, in no event will the continuation of the term of an Option beyond the date of termination of service allow the Director, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that service as a Director was terminated.

8.       AMENDMENT OR DISCONTINUANCE OF PLAN

         8.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect unless Shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 persons to qualify, any national securities exchange system on which the shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

         8.2 The Plan provisions that determine the amount, price and timing of the option grants to Section 16 persons may not be amended more than once every six months, other than to comport with changes in the Code, the Employment Income Retirement Security act of 1974, or rules thereunder, unless the Company's legal counsel determines that such restriction on amendments is not necessary to secure or maintain any exemptions from Section 16 of the Exchange Act for which the Company intends Section 16 persons to qualify.

         8.3 The Plan may be terminated at any time by the Board of Directors.

         8.4 No amendment to the Plan will alter or impair any Option granted under the Plan without the consent of the holders thereof.

9.       NO OBLIGATION TO EXERCISE OPTION

         9.1 The granting of an option shall impose no obligation upon the Optionee to exercise such option.

10.      EFFECTIVE DATE; DURATION OF THE PLAN

         10.1    The Plan shall be effective as of January 13, 1996.

         10.2 No Option may be granted after the tenth anniversary of the earlier of the date the Plan is adopted or the date the Plan is approved by shareholders.

11.      EFFECT OF PLAN

         11.1 The granting of an option pursuant to the Plan shall not give the Optionee any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but an Optionee shall remain subject to discharge to the same extent as if the Plan were not in effect.

                             FIRST AMENDMENT TO THE
                      FLORIDA PHYSICIANS INSURANCE COMPANY
                           DIRECTOR STOCK OPTION PLAN

     This First Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of March 16, 1996.

     1.       Section 2.1(q) of the Plan shall be amended to read as follows:

                    "(q) 'Plan' means the Director Stock Option Plan, as evidenced herein and as amended from time to time."

     2.       Section 6.1(j) of the Plan shall be amended to read as follows:

                    "(j) Vesting. One-third (rounded up to a whole number) of the number of shares set forth in paragraph 2 shall vest on the one year anniversary of this Agreement, with an additional one-third vesting on each of the next two anniversaries of this Agreement. Unvested options shall vest on the death or Permanent and Total Disability of the Director. The Director shall forfeit any unvested Options upon termination of service as a Director for any reason other than death or Permanent and Total Disability of the Director."

         All provisions of the Plan not specifically mentioned in this First Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this First Amendment.

                            SECOND AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

     This Second Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of September 14, 1997.

     1.       Section 3.1 of the Plan shall be amended to read as follows:

                    "3.1 The Plan shall be administered by the Committee. The Committee shall be comprised of not less than two of the then members of the Board. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board."

     2.       Section 5.1 of the Plan shall be amended to read as follows:

                    "5.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 300,000 Shares."

     3.       Section 5.6 shall be added to the Plan to read as follows:

                    "5.6 In addition to the Option grants provided for above, the Board may, in its sole discretion, grant from time to time additional Options to eligible Directors."

     4.       Section 6.1(j) of the Plan shall be amended to read as follows:

                    "6.1(j) Vesting. The vesting schedule of an Option granted under this Plan shall be determined by the Board, in its sole discretion, upon granting of the Option; provided, however, that no Option shall vest prior to the expiration of 6 months from the effective date of the Option grant or after the tenth anniversary of the effective date of the Option grant. A director shall forfeit any unvested Options upon termination of service as a Director."

     All provisions of the Plan not specifically mentioned in this Second Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Second Amendment.

                             1999 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

     This 1999 Amendment to the Director Stock Option Plan (the "Plan") is made effective as of June 8, 1999, subject to shareholder approval at the 1999 Annual Meeting of Shareholders.

     1.       Section 5.1 of the Plan shall be amended to read as follows:

                    "5.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 430,000 Shares."

     2.       Section 6.1(e) shall be amended to read as follows:

                    "(e) Transfer of Option. Options may be transferred by the Optionee during his or her lifetime only to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order. For purposes of this Section, the term "immediate family" is defined as an Optionee's spouse, children, stepchildren, grandchildren (including relationships arising from legal adoption), and parents. Upon an Optionee's death, Options are transferrable by will or the law of descent and distribution."

     3.       Section 7.1(b) of the Plan shall be amended to read as follows:

                    "(b) Upon termination of service as a Director for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) two years following the date of termination of service as a Director."

     All provisions of the Plan not specifically mentioned in this 1999 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                                                       EXHIBIT B
                             OMNIBUS INCENTIVE PLAN

1.       PURPOSE

         1.1 The purpose of the Florida Physicians Insurance Company Omnibus Incentive Plan is to provide incentives to specified individuals whose performance, contributions and skills add to the value of Florida Physicians Insurance Company. The Company also believes that the Plan will facilitate attracting, retaining and motivating Employees of high caliber and potential.

         1.2 Plan participants shall include those officers and key employees of the Company and subsidiaries who, in the opinion of the Committee, are making or are in a position to make substantial contributions to the Company by their ability and efforts.

2.       DEFINITIONS

         2.1 For purposes of the Plan, the following terms shall have the definition which is attributed to them, unless the context clearly indicates to the contrary.

                 (a) "Award" shall mean a grant of Restricted Stock, Contingent Stock, an Option, or an SAR.

                 (b)      "Board" means the Company's Board of Directors.

                 (c) "Book Value" means the value per Share determined for statutory book purposes by dividing the total equity of the Company on a given date by all Shares of stock outstanding on such date.

                 (d) "Change in Control" shall not mean the Restructure but shall mean the earlier of the following events which are not connected to the Restructure:

                          (i) either (A) receipt by the Company of a report on Schedule 13D, or an amendment to such a report, filed with the SEC pursuant to
                                  Section 13(d) of the Exchange Act, disclosing that any person (as such term is used in Section 13(d) of the Exchange Act) ("Person"), is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company, or
                                  (B) actual knowledge by the Company of facts on the basis of which any Person is required to file such a report on Schedule 13D, or to file an amendment to such a report, with the SEC (or would be required to file such a report or amendment upon the lapse of the applicable period of time specified in
                                  Section 13(d) of the Exchange Act) disclosing that such Person is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company;

                          (ii) purchase by any Person, other than the Company or a wholly owned subsidiary of the Company, of shares pursuant to a tender or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration provided that, after consummation of the offer, such Person is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act regardless of whether the Company or such Person would otherwise be subject to the Exchange Act), directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire stock regardless of whether the Company or such Person would otherwise be subject to the Exchange Act);

                          (iii)   either (A) the filing by any Person
                                  acquiring, directly or indirectly, twenty percent (20%) or more of the outstanding stock of the Company of a statement with the Florida Department of Insurance pursuant to
                                  Section 628.461 of the Florida Statutes, or
                                  (B) actual knowledge by the Company of facts on the basis of which any Person acquiring, directly or indirectly, twenty percent (20%) or more of the outstanding stock of the Company or a controlling company is required to file such a statement pursuant to Section 628.461.

                          (iv) approval by the shareholders of the Company of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (B) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common shareholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of common stock hold at least a majority of the common stock of the corporation that owns all of the common stock of the Company), or (C) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (D) any merger or consolidation of the Company where, after the merger or consolidation, one Person owns 100% of the shares of stock of the Company (except where the holders of the Company's common stock immediately prior to such merger or consolidation own at least 90% of the outstanding stock of such Person immediately after such merger or consolidation); or

                          (v) a change in the majority of the members of the Board within a 24-month period unless the election or nomination for election by the Company's shareholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

                 (e) "Code" means the Internal Revenue Code of 1986, as amended.

                 (f) "Committee" means the members of the Compensation Committee of the Board who are "outside directors" (within the meaning of Code Section 162(m)) and "disinterested persons" (within the meaning of Rule 16b-3 of the Exchange Act).

                 (g) "Company" means Florida Physicians Insurance Company until the Restructure and on and after the Restructure, FPIC Insurance Group, Inc.

                 (h) "Contingent Stock" means stock issued, subject to certain conditions, to a Grantee pursuant to Section 9 hereof.

                 (i)      "Directors" means the members of the Board.

                 (j)      "Effective Date" means January 13, 1996.

                 (k) "Employee" means any individual who performs services for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a parent or subsidiary.

                 (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (m) "Fair Market Value" means on, or with respect to, any given date:

                          (i) If determined on the date of the IPO, the initial offering price to the public.

                          (ii) If not on the date of the IPO and the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trade shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotation shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under
                                  (iv) below.


                          (iii) If not on the date of the IPO and the Shares are not listed on a national stock exchange but are traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                          (iv) If (i), (ii), and (iii) do not apply, the Fair Market Value of a Share without regard to any control premium or discount for lack of control (except as otherwise required by Section 422 of the Code) as determined by the Committee in good faith consistent with the valuation of the Company as provided by a third party appraiser for other corporate purposes before adjustments or any discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

                 (n) "Grantee" means an Employee who is an Optionee or an Employee who has received an Award.

                 (o) "Incentive Stock Option" shall have the same meaning as given to the term by Section 422 of the Code and any regulations or rulings promulgated thereunder.

                 (p) "IPO" means the initial public offering of the Company's common stock pursuant to a registration statement on Form S-1 filed by the Company with the U.S. Securities and Exchange Commission.

                 (q) "Nonqualified Stock Option" means any option granted under the Plan which is not considered an Incentive Stock Option.

                 (r) "Option" means the right to purchase from the Company a stated number of Shares at a specified price. The Option may be granted to an Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate.
                          Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

                 (s) "Option Price" means the purchase price per Share subject to an Option, as described in Section 7.2(a).

                 (t) "Optionee" means an Employee who has been awarded an Option under the Plan.

                 (u) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

                 (v) "Plan" means Florida Physicians Insurance Company Omnibus Incentive Plan, as evidenced herein and as amended from time to time.

                 (w) "Restricted Stock" shall mean stock issued, subject to restrictions, to a Grantee pursuant to Section 10 hereof.

                 (x) "Restructure" means the corporate reorganization pursuant to which Florida Physicians Insurance Company shall become the wholly owned subsidiary of FPIC Insurance Group, Inc.

                 (y)      "SAR" means a stock appreciation right.

                 (z)      "SEC" means the U.S. Securities and Exchange
                          Commission.

                 (aa) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

                 (bb) "Share" means one share of the $1.00 par value common stock of the Company. On and after the Restructure, "Share" means one share of $.10 par value common stock of FPIC Insurance Group, Inc.

                 (cc) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

3.       ADMINISTRATION

         3.1 The Plan shall be administered by the Committee. As applied to Employees, the Committee shall have full and final authority in its discretion to:

                 (a) conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application;

                 (b) determine the individuals to whom awards shall be made under the Plan;

                 (c) determine the type of award to be made to such Employees and the amount, size and terms of each award;

                 (d) determine the time when awards will be granted to Employees; and

                 (e) make all other determinations necessary or advisable for the administration of the Plan.

4.       SHARES SUBJECT TO THE PLAN

         4.1 Prior to the Restructure the Shares subject to Awards under the Plan shall not exceed in the aggregate 183,000 Shares and on and after the Restructure the Shares subject to Awards under the Plan shall not exceed in the aggregate 915,000 Shares.

         4.2     Shares may be authorized and unissued Shares or treasury
Shares.

         4.3 The maximum number of Shares that may be awarded pursuant to the Contingent or Restricted Stock Award provisions of Sections 9 and 10 shall be 25% of the total Shares authorized for issuance under the Plan.

         4.4 Except as provided herein, any Shares subject to an Option or right for which any reason expires or is terminated unexercised as to such Shares shall again be available under the Plan.

5.       PARTICIPANTS

         5.1 Awards permitted pursuant to the Plan may only be made to Employees.

6.       AWARDS UNDER THE PLAN

         6.1 Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and Incentive Stock Options), Contingent Stock, Restricted Stock, and SARs, or such other forms as the Committee may in its discretion deem appropriate but in any event which are consistent with the Plan's purpose, including any combination of the above.

         6.2 Prior to the Restructure the maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 60,000 Shares and on and after the Restructure the maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 300,000 Shares. Prior to the Restructure the maximum number of Shares with respect to which Options or rights may be granted during a calendar year to any Employee is 60,000 Shares and on and after the Restructure the maximum number of Shares with respect to which Options or rights may be granted during a calendar year to any Employee is 300,000 Shares.

         7.      STOCK OPTIONS

         7.1 The Committee in its sole discretion may designate whether an Option is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option except to the extent the Committee determines in writing otherwise.

         7.2 Options granted pursuant to the Plan shall be authorized by the Committee under terms and conditions approved by the Committee, not inconsistent with this Plan or Exchange Act Rule 16b-3(c), and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

                 (a) The Option Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such Share on the day the Option is granted, as determined by the Committee. The Option Price of a Nonqualified Stock Option issued prior to the IPO shall not be less than 100% of Book Value of such Share on the day the Option is granted, as determined by the Committee. The Option Price of a Nonqualified Stock Option issued on or after the IPO shall not be less than 50% of the Fair Market Value of such Share on the day the Option is granted, as determined by the Committee. The option agreement for a Nonqualified Stock Option at the Committee's sole discretion, may, but need not, provide for a reduction of the purchase price by dividends paid on a Share as long as the Option is outstanding and not exercised, but in no event shall this price be less than the par value of such Share.

                 (b) Each option agreement shall state the period or periods of time, as may be determined by the Committee, within which the Option may be exercised by the participant, in whole or in part, provided such period shall not commence earlier than six months after the date of grant of the Option and not later than ten years after the date of the grant of the Option. The Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, subject to the terms of this Plan, to the extent permitted by Exchange Act Rule 16b-3(c), and under such circumstances and upon such terms and conditions as deemed appropriate and which are not inconsistent with Exchange Act Rule 16b-3(c)(1).

                 (c) Shares purchased pursuant to an option agreement shall be paid for in full at the time of purchase, either in the form of cash, common stock of the Company at Fair Market Value, or a combination thereof, as the Committee may determine.

                 (d) Notwithstanding anything herein to the contrary, the aggregate Fair Market Value (determined as of the time the Option is granted) of Incentive Stock Options for any Employee which may become first exercisable in any calendar year shall not exceed $100,000.

                 (e) Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted to any individual if, at the time the Option is to be granted, the individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless at the time such Option is granted the Option Price is at least 110% of the Fair Market Value of the stock subject to Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                 (f) Each Incentive Stock Option agreement shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as a tax-favored option within the meaning of Section 422 of the Code, or any amendment thereof, substitute therefor, or regulation thereunder. Subject to the limitations of
                          Section 19, and without limiting any provisions hereof, the Committee shall have the power without further approval to amend the terms of any Option for Employees.

         7.3 If any Option is not granted, exercised, or held pursuant to the provisions applicable to an Incentive Stock Option, it will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with such provisions.

         7.4 An Option may be terminated (subject to any shorter periods set forth in an individual option agreement by the Committee, in its sole discretion) as follows:

                 (a) During the period of continuous employment with the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

                 (b) In the event of termination of employment for any reason, the Option will terminate upon the earlier of
                          (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) except as provided in 7.4(c), no more than three years (three months for Incentive Stock Options) following the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code ' 422 and the regulations issued thereunder.

                 (c) If an Optionee's employment terminates by reason of death or Permanent and Total Disability prior to the termination of an Option, such Option may be exercised to the extent that the Optionee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Optionee, the estate of the Optionee or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution for the period set forth in the Option, but no more than three years following the date of such death or disability, provided, however, with respect to an Incentive Stock Option, such right must be exercised, if at all, within one year after the date of such death or disability.

8.       STOCK APPRECIATION RIGHTS

         8.1 SARs shall be evidenced by SAR agreements in such form, and not inconsistent with this Plan or Exchange Act Rule 16b-3(c)(1), as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions as discussed in Sections 8.2 through 8.4.

         8.2 An SAR may be granted in connection with an Option and shall entitle the Grantee, subject to such terms and conditions determined by the Committee, to receive, upon surrender of the Option, all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares at the time of the surrender, as determined by the Committee, over (ii) 100% of the Fair Market Value of such Shares at the time the Option was granted less any dividends paid while the Option was outstanding but unexercised.

         8.3 SARs shall be granted for a period of not less than six months nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant, subject to the following:

                 (a) No SAR shall be exercisable, in whole or in part, during the six-month period starting with the date of grant; and

                 (b) SARs will be exercisable only during a Grantee's employment by the Company or a Subsidiary, except that in the discretion of the Committee an SAR may be made exercisable for up to three months after the Grantee's employment is terminated for any reason other than death, retirement or disability. In the event that a Grantee's employment is terminated as a result of death, retirement or disability without having fully exercised such Grantee's SARs, the Grantee or such Grantee's beneficiary may have the right to exercise the SARs during their term within a period of 24 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or during such other period and subject to such terms as may be determined by the Committee. The Committee in its sole discretion may reserve the right to accelerate previously determined exercised terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

                 (c) The Committee shall establish such additional terms and conditions, without limiting the foregoing, as it determines to be necessary or desirable to avoid "short-swing" trading liability in connection with an SAR within the meaning of Section 16(b) of the Exchange Act.

         8.4 Upon exercise of an SAR, payment shall be made in the form of common stock of the Company (at Fair Market Value on the date of exercise), cash, or a combination thereof, as the Committee may determine.

9.       CONTINGENT STOCK AWARDS

         9.1 Contingent Stock Awards under the Plan shall be evidenced by Contingent Stock agreements in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the terms and conditions described in Sections 9.2 through 9.5.

         9.2 The Committee shall determine the amount of Contingent Stock Award to be granted to an Employee based on the expected impact the Employee can have, or actually has had, on the financial well-being of the Company and other factors deemed by the Committee to be appropriate.

         9.3 Contingent Stock Awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the Award to any participant. The Committee shall have the power to make a Contingent Stock Award that is not subject to vesting or any other contingencies in recognition of an Employee's prior service and financial impact on the Company.

         9.4 The agreement shall specify the terms and conditions upon which any restrictions on the right to receive Shares representing Contingent Stock Awards under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares shall be issued to the participant or such Participant's legal representative.

         9.5 In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a Contingent Stock Award made to such participant and unless otherwise provided for herein by this Plan or as provided for in the Contingent Stock agreement, all rights to Shares as to which there still remain unlapsed restrictions shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the participant nor any successors, heirs, assigns or personal representatives of such participants shall thereafter have any further rights or interest in such Shares.

10.     RESTRICTED STOCK AWARD

         10.1 Restricted Stock Awards under the Plan shall be evidenced by Restricted Stock agreements in such form, and not inconsistent with this Plan, as the Committee shall approve from time to time, which agreements shall contain in substance the terms and conditions described in Sections 10.2 through 10.6.

         10.2 The Committee shall determine the amount of a Restricted Stock Award to be granted to an Employee based on the past or expected impact the Employee has had or can have on the financial well-being of the Company and other factors deemed by the Committee to be appropriate.

         10.3 Restricted Stock Awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the Award to any participant.
Upon issuance of a Restricted Stock Award, Shares will be issued in the name of the recipient. During the restriction period, recipient shall have the rights of a shareholder for all such Shares of Restricted Stock, including the right to vote and the right to receive dividends thereon as paid.

         10.4 Each certificate evidencing stock subject to Restricted Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. The Committee may adopt rules which provide that the certificates evidencing such Shares may be held in custody by a bank or other institution, or that the Company may itself hold such Shares in custody, until the restrictions thereon shall have lapsed and may require as a condition of any Award that the recipient shall have delivered a stock power endorsed in blank relating to the stock covered by such Award.

         10.5 The Restricted Stock agreement shall specify the terms and conditions upon which any restrictions on the right to receive shares representing Restricted Stock awarded under the Plan shall lapse as determined by the Committee. Upon the lapse of such restrictions, Shares which have not been delivered to the recipient or such recipient's legal representative shall be delivered to such participant or such participant's legal representative.

         10.6 In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a Restricted Stock Award made to such participant and unless otherwise provided for herein by this Plan or as provided for in the Restricted Stock agreement, all rights to Shares as to which there remain unlapsed restrictions shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the participant nor any successors, heirs, assigns or personal representatives of such participant shall thereafter have any further rights or interest in such Shares.

11. OTHER PROVISIONS RELATING TO CONTINGENT AND RESTRICTED STOCK AWARDS AND STOCK OPTIONS

         11.1 Notwithstanding any other provisions to the contrary in Sections 7, 9, or 10 or elsewhere in this Plan, the additional provisions described in Sections 11.1 and 11.2 shall apply to Contingent and Restricted Stock Awards and to stock option Awards (except that Section 11.2 shall only apply to Contingent and Restricted Stock Awards).

         11.2 If a recipient of a Contingent or Restricted Stock Award has his or her employment terminated and his or her salary continued through an employment agreement, severance program or other comparable arrangement, then any contingencies and restrictions which are satisfied or which would have been satisfied during the period for which the recipient's salary is to be continued, irrespective of form, will be deemed to have been satisfied, and such Shares of Contingent and/or Restricted Stock shall be issued and delivered to the recipient or such recipient's legal representative no later than the expiration of the salaries continuation program.

         11.3 Upon a Change in Control, all Options, Contingent Stock Awards, Restricted Stock Awards, and SARs will automatically vest as of that date and all restrictions or contingencies will be deemed to have been satisfied.

         11.4 The Committee may provide in any individual agreement in connection with an Award that upon a Change in Control the Executive may have a period of time to exercise such Award which period does not exceed its original term.

12.     GENERAL RESTRICTIONS

         12.1 The Plan and each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with the Plan or the granting of such Award or the issue or purchase of Shares of common stock thereunder, the Plan will not be effective and/or the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

13.      RIGHTS OF A SHAREHOLDER

         13.1 The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for Shares of common stock are issued to such recipient, except for the rights provided in
Section 11 of this Plan as it pertains to Restricted Stock Awards.

14.      RIGHTS TO TERMINATE EMPLOYMENT

         14.1 Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or its subsidiary or affect any right which the Company or its subsidiary may have to terminate the employment of such participant.

15.      WITHHOLDING OF TAXES

         15.1 Whenever the Company proposes, or is required, to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount, or a number of shares, sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

16.      NONASSIGNABILITY

         16.1 No Award or benefit under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

17.      NON-UNIFORM DETERMINATIONS

         17.1 The Committee's determination under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and conditions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.      ADJUSTMENTS

         18.1 In the event of any change in the outstanding common stock of the Company by reason of the Restructure, a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares or the like, the Committee shall adjust the number of Shares of common stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding Award or Shares issuable pursuant to an outstanding Award under this Plan.

19.      AMENDMENT

         19.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect, unless Shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange system on which the Shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

         19.2 The termination or modification or amendment of the Plan shall not, without the consent of a participant, affect a participant's rights under an Award previously granted. Notwithstanding the foregoing, however, the corporation reserves the right to terminate the Plan in whole or in part, at any time and for any reason, provided that full and equitable compensation is made to participants with respect to Awards previously granted.

20.      EFFECT ON OTHER PLAN

         20.1 Participation in this Plan shall not affect a participant's eligibility to participate in any other benefit or incentive plan of the Company, and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

21.      DURATION OF PLAN

         21.1 The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of Shares or the payment of cash, but no Awards shall be granted more than ten years after the date the Plan is adopted by the Company.

22.      FUNDING OF THE PLAN

         22.1 This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and payment of Awards shall be on the same basis as the claims of the Company's general creditors. In no event shall interest be paid or accrued on any Award including unpaid installments of Awards.

23.      GOVERNING LAW

         23.1 The laws of the State of Florida shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions

                             FIRST AMENDMENT TO THE
                      FLORIDA PHYSICIANS INSURANCE COMPANY
                             OMNIBUS INCENTIVE PLAN

     This First Amendment to the Florida Physicians Insurance Company Omnibus Incentive Plan (the "Plan") is made effective as of March 16, 1996.

     1.       Section 2.1(v) of the Plan shall be amended to read as follows:

                    "(v) 'Plan' means Omnibus Incentive Plan, as evidenced herein and as amended from time to time."

                 All provisions of the Plan not specifically mentioned in this First Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this First Amendment.

                            SECOND AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

     This Second Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of September 14, 1997.

     1.       Section 4.1 of the Plan shall be amended to read as follows:

                    "4.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed in the aggregate 1,165,000 Shares."

         All provisions of the Plan not specifically mentioned in this Second Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Second Amendment.

                             1999 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

     This 1999 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 8, 1999, subject to shareholder approval at the 1999 Annual Meeting of Shareholders.

     1.       Section 4.1 of the Plan shall be amended to read as follows:

                    "4.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 1,665,000 Shares."

     2.       Section 6.2 of the Plan shall be amended to read as follows:

                    "6.2 The maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 600,000 Shares."

     3. Section 16.1 shall be amended by the addition of the following sentence at the end of such Section:

                    "Notwithstanding the foregoing, under certain circumstances the Committee may grant (or sanction by amending an existing grant) Nonqualified Stock Options which may be transferred by the Optionee during his or her lifetime to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order. For purposes of this Section, the term "immediate family" is defined as an Optionee's spouse, children, stepchildren, grandchildren (including relationships arising from legal adoption), and parents."

         All provisions of the Plan not specifically mentioned in this 1999 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

PROXY/VOTING INSTRUCTION CARD     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FPIC INSURANCE GROUP, INC.                        ANNUAL MEETING OF SHAREHOLDERS JUNE 8, 1999

The undersigned shareholder hereby appoints Charles W. Emanuel, John R. Byers and Robert B. Finch or any of them, as proxies, with full power of substitution, to vote all shares of Common Stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company on June 8, 1999, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card.

If no directions are given, the proxies will vote for (1) the election of all nominees for director listed on the other side of this card, (2) the approval of an amendment to the Restated Articles of Incorporation as described in the proxy statement furnished herewith, (3) the approval of amendments to the Director Stock Option Plan as described in the proxy statement furnished herewith, (4) the approval of amendments to the Omnibus Incentive Plan as described in the proxy statement furnished herewith and (5) at their discretion, on any other matters that may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given to any person or persons whomsoever (other than the proxies named above) to vote such Common Stock and ratifies and confirms all that such proxies may or shall do by virtue hereof.

Your vote is important! Please sign and date on the reverse and return promptly in the enclosed postage-paid envelope or otherwise to the Company's Secretary, Charles W. Emanuel, so that your shares can be represented at the meeting.

            (Continued and to be dated and signed on reverse side.)

(continued from other side)

Please mark votes  [X]  This Proxy will be voted as directed. If no direction is
as in this              made, it will be voted "FOR" the proposals set forth below.
example:                The Board of Directors recommends a vote "FOR" all nominees, a vote "FOR" amending the Restated Articles of
                        Incorporation, a vote "FOR" amending the Director Stock
                        Option Plan, and a vote "FOR" amending the Omnibus Incentive
                        Plan.

1.   Election of Directors: Gaston J. Acosta-Rua, M.D., Curtis E. Gause, D.D.S., Guy T. Selander, M.D., David M. Shapiro, M.D.,
     James G. White, M.D.
     [ ] FOR all nominees listed above.   [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.
     (except as marked to the contrary)
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike out that nominee's name on the list above)
2.   Approval of Amendment to Restated Articles of Incorporation  [ ]  FOR Approval  [ ]  AGAINST Approval  [ ]  ABSTAIN
3.   Approval of Amendments to Director Stock Option Plan         [ ]  FOR Approval  [ ]  AGAINST Approval  [ ]  ABSTAIN
4.   Approval of Amendments to Omnibus Incentive Plan             [ ]  FOR Approval  [ ]  AGAINST Approval  [ ]  ABSTAIN
-------------------------------------------------------------------------------------------------------------------------------
Account No.
                                                                                         Date: __________________________, 1999

                                                                                         --------------------------------------


PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHERE MORE THAN ONE OWNER IS SHOWN, EACH SHOULD SIGN. WHEN SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. IF ANY PROXY IS SUBMITTED BY A CORPORATION, IT SHOULD BE EXECUTED IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF ANY PROXY IS SUBMITTED BY A PARTNERSHIP, IT SHOULD BE EXECUTED IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.